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July 1, 2006
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Fund Profile

T. Rowe Price

Diversified Mid-Cap Growth Fund

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A stock fund seeking long-term capital appreciation by investing in mid-cap growth companies.
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This profile summarizes key information about the fund that is included in the fund`s prospectus. The fund`s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

What is the fund`s objective?

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The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.
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What is the fund`s principal investment strategy?

The fund will normally invest at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies. T. Rowe Price expects the earnings of these companies to grow at a faster rate than the average company. We define mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization range for the S&P MidCap 400 Index and the Russell Midcap Growth Index was $409 million to $14,582 million and $1,002 million to $18,220 million as of December 31, 2005, respectively. (A company`s market capitalization is found by multiplying its shares outstanding by its stock price.)

The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with the portfolio`s core characteristics. In other words, the fund may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the fund`s portfolio, the S&P MidCap 400 Index, and the Russell Midcap Growth Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company`s market capitalization grows or falls outside of the index ranges. The portfolio will be very broadly diversified, and the top 25 holdings will not constitute a large portion of assets. This broad diversification should reduce the effects of individual security price volatility on overall fund performance.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. We generally use a growth approach, looking for companies with one or more of the following characteristics:

  a demonstrated ability to consistently increase revenues, earnings, and cash flow;

  capable management;

  attractive business niches; and

  a sustainable competitive advantage.

  Valuation measures, such as a company`s price/earnings (P/E) ratio relative to the market and its own growth rate, are also considered. We will typically limit holdings of high-yielding stocks, but the payment of dividends—even above-average dividends—does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

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  Fund Profile

  In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

  While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If this occurs, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

  Further information about the fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

  What are the main risks of investing in the fund?

  The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of earnings in their own businesses, their stocks may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

  As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a

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  Fund Profile

  variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the greater risk of investing in mid-cap growth companies in an effort to achieve superior capital appreciation, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  How has the fund performed in the past?

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-

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  Fund Profile

  deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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	Periods ended 06/30/06
	1 year	Since inception (12/31/03)
Diversified Mid-Cap Growth Fund
Returns before taxes	12.50%	10.02%
Returns after taxes on distributions	12.47	10.01
Returns after taxes on distributions and sale of fund shares	8.16	8.61
S&P MidCap 400 Index	12.98	13.34
Russell Midcap Growth Index	13.04	12.03
Lipper Mid-Cap Growth Funds Index	15.46	11.22
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  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  S&P MidCap 400 Index tracks the stocks of 400 mid-size U.S. companies.

  Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

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  Fund Profile

  What fees and expenses will I pay?

  The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  Table 1  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.66%

Other expenses	0.72%

Total annual fund operating expenses	1.38%

Fee waiver/reimbursement	0.13%a

Net expenses	1.25%a

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  aEffective May 1, 2006, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through April 30, 2008, which would cause the fund`s ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund`s expense ratio is below 1.25%; however, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$127	$406	$725	$1,630

  Who manages the fund?

  The fund is managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

  Donald J. Peters manages the fund day to day and has been chairman of its Investment Advisory Committee since 2003. He joined T. Rowe Price in 1993 and has been managing investments since that time.

  Fund Profile

  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

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  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.
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  When will I receive income and capital gain distributions?

  For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS F149-035

  T. Rowe Price Investment Services, Inc., Distributor.